 Exhibit 32.1
CEO CERTIFICATION OF ANNUAL REPORT
I, Paul W. Graves, President and Chief Executive Officer of Livent Corporation (the "Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 28, 2022

/s/ Paul W. Graves

Paul W. Graves
President and Chief Executive Officer